Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

Managers Micro-Cap Fund

Supplement dated January 31, 2014 to the Prospectus dated March 1, 2013,

as supplemented March 25, 2013, August 16, 2013, September 24, 2013, and January 13, 2014, and

Statement of Additional Information dated March 1, 2013,

as supplemented March 25, 2013, August 16, 2013, December 18, 2013, and January 13, 2014

The following information supplements and supersedes any information to the contrary relating to Managers Micro-Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated March 1, 2013, as supplemented March 25, 2013, August 16, 2013, September 24, 2013, and January 13, 2014, and Statement of Additional Information (the “SAI”) dated March 1, 2013, as supplemented March 25, 2013, August 16, 2013, December 18, 2013, and January 13, 2014.

Effective January 13, 2014, Gary Cotler no longer serves as a portfolio manager for the portion of the Fund managed by WEDGE Capital Management L.L.P. (“WEDGE Capital”), a subadvisor of the Fund, and Andrei Bolshakov, CFA, has been designated as a portfolio manager in the portfolio management team for the portion of the Fund managed by WEDGE Capital. Mr. Bolshakov is a General Partner and Director of Quantitative Research at WEDGE Capital and has served in those positions during the past five years. He has sixteen years of investment experience and joined WEDGE Capital in 2006. Mr. Bolshakov is also a member of the firm’s Investment Policy Committee. Mr. Bolshakov, Michael Gardner and Monika LaRiche are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by WEDGE Capital. Accordingly, all references in the Prospectus and SAI to Mr. Cotler are hereby deleted and all references to the portfolio managers of the portion of the Fund managed by WEDGE Capital shall refer to Andrei Bolshakov, Michael Gardner and Monika LaRiche.

In addition, the table pertaining to Mr. Cotler under the heading “Management of the Funds–Portfolio Managers of the Funds–Managers Micro-Cap Fund–Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)–Other Accounts Managed by the Portfolio Manager(s)” on page 64 of the SAI is hereby deleted and replaced with the following:

ST275

Portfolio Manager: Andrei Bolshakov*

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$51	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	130	$3,645	None	$0

*	Information provided as of October 31, 2013.

Furthermore, the information pertaining to Mr. Cotler under the heading “Management of the Funds–Portfolio Managers of the Funds–Managers Micro-Cap Fund–Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)–Portfolio Managers’ Ownership of Fund Shares” on page 66 of the SAI is hereby deleted and replaced with the following:

Mr. Bolshakov (as of October 31, 2013): None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE